Exhibit 99.2

 Investor Day  2024  Presented by: Scott Shaw President and CEO  3/19/2024

  Safe Harbor Statement   Statements in this presentation regarding Lincoln’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with a change of control of our company or acquisitions; our success in updating and expanding the content of existing programs and developing new programs in a cost-effective manner or on a timely basis; risks associated with changes in applicable federal laws and regulations, including final rules that took effect during 2011 and other pending rulemaking by the U.S. Department of Education; uncertainties regarding our ability to comply with federal laws and regulations regarding the 90/10 rule and cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; the COVID-19 pandemic and its impact on our business and the U.S. and global economics; general economic conditions; and other factors discussed in our annual report on Form 10-K for the year ended December 31, 2023. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in Lincoln’s annual report on Form 10-K for the year ended December 31, 2023. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

  Mission Statement   MISSION STATEMENT  Lincoln’s mission is to provide superior  education and training to our students for in- demand careers in a supportive, accessible  learning environment, transforming students’  lives and adding value to their communities

 Strong Regulatory Focus Enables Long Term Growth  We always strive to do the right thing!  Our students are our customers  We are fully engaged with our regulators  Accreditors  Staff members volunteer time for reaccreditation visits  A Campus President sits on the Board  Very positive reaccreditation visits  State  We maintain close relationships with our 13 states  Engaged in state trade associations  Partner in state initiatives  CT – CareerConn  MD - Maryland Career Quest  Assist with teach outs – Stone Academy in CT  Department of Education  90/10 – 81%  Cohort Default Rate – negligible  Financial Responsibility Ratio – 3.0  FA processing – no major findings

Lincoln Vs Community College Graduation Rates

Colorado
of Community Colleges : 15
# of Lincoln Campuses : 1

Avg Grad Rate

Community Colleges	Lincoln Campuses
33%	63%

Lincoln State Rank : #1

New Jersey
of Community Colleges : 19
# of Lincoln Campuses : 6

Avg Grad Rate

Community Colleges	Lincoln Campuses
28%	67%

Lincoln State Rank : #1 - #6

Connecticut
of Community Colleges : 13
# of Lincoln Campuses : 3

Avg Grad Rate

Community Colleges	Lincoln Campuses
16%	63%

Lincoln State Rank : #1 - #3

Georgia
of Community Colleges : 19
# of Lincoln Campuses : 1

Avg Grad Rate

Community Colleges	Lincoln Campuses
31%	59%

Lincoln State Rank : #2

New York
of Community Colleges : 48
# of Lincoln Campuses : 1

Avg Grad Rate

Community Colleges	Lincoln Campuses
34%	63%

Lincoln State Rank : #3

Nevada
of Community Colleges : 3
# of Lincoln Campuses : 1

Avg Grad Rate

Community Colleges	Lincoln Campuses
24%	65%

Lincoln State Rank : #1

Illinois
of Community Colleges : 48
# of Lincoln Campuses : 1

Avg Grad Rate

Community Colleges	Lincoln Campuses
36%	58%

Lincoln State Rank : #4

Pennsylvania
of Community Colleges : 16
# of Lincoln Campuses : 2

Avg Grad Rate

Community Colleges	Lincoln Campuses
27%	56%

Lincoln State Rank : #1, #4

**Excludes community colleges from calculation if there were no graduation data reported*

- *Source College Scorecard*

  4-Year Institutions: Cohort of Fall 2015 Reported Fall of 2021
  Less than 4-Year: Cohort of Fall 2018 Reported in Fall of 2021

LINCOLN TECH

  Lincoln Vs Community College Graduation Rate   Indiana  # of Community Colleges : 2 # of Lincoln Campuses : 1  Rhode Island  # of Community Colleges : 1 # of Lincoln Campuses : 1  Avg Grad Rate  Community  Colleges  30%  Lincoln Campuses  52%  Lincoln State Rank : #1  Avg Grad Rate  Community Colleges  26%  Lincoln Campuses  67%  Lincoln State Rank : #1  Maryland  # of Community Colleges : 16 # of Lincoln Campuses : 1  Avg Grad Rate  Community  Colleges  26%  Lincoln Campuses  64%  Lincoln State Rank : #1  Tennessee  # of Community Colleges : 13 # of Lincoln Campuses : 1  Avg Grad Rate  Community Colleges  26%  Lincoln  Campuses  54%  Lincoln State Rank : #1  Texas  # of Community Colleges : 57 # of Lincoln Campuses : 1  Avg Grad Rate  Community Colleges  27%  Lincoln Campuses  70%  Lincoln State Rank : #1  *Excludes community colleges from calculation if there were no graduation data reported  Source College Scorecard  4-Year Institutions: Cohort of Fall 2015 Reported Fall of 2021 Less than 4-Year: Cohort of Fall 2018 Reported in Fall of 2021

  Lincoln Tech Graduates Make A Difference   LEON KAPLAN  For 40 years he had a radio show on KABC in Los Angeles called the Motorman  HOMER HOGG  VP of Truck Services at Travel Centers of America  He has a radio show on Sirius XM called Maintenance Matters.  He is on the Board of Directors of ASE and he Chairs the TMC S16 Study Group  PAT GELSINGER  CEO of Intel, former CEO of VmWare, youngest VP at Intel, 8 patents, Invited to the State of the Union Speech  WADDELL WILSON  NASCAR Legend and Member of the NASCAR Hall of Fame. He was a crew chief and engine builder and his engine still has the Daytona 500 speed record.  CARLTON ROSE  Former President, Global Fleet Maintenance & Engineering and LINC Board Member

  Changing Lives   Shana Williford-Johnson is 2012 Medical Assisting graduate who become a critical care registered nurse  Marcus Williford is a 2006 Electronic Systems Technician graduate is a supervisor at Comcast  Devin Williford is 2011 Collision Repair & Refinishing who is thriving as a self- employed entrepreneur  Marlo Johnson is a 2012 Electronic Systems Technician Degree graduate and is now a manager with Johnson Controls

 Employers cannot find enough technically trained employees and with the infrastructure bill passed demand for skilled workers should be even greater  Lincoln is a leading, technical, hands-on educator and trainer serving high demand industries (transportation, skilled trades and healthcare) facing this Skills Gap  Proven ability to grow population and revenue in high and low unemployment markets  Returning to long term significant operating leverage with approximately 40% of incremental revenue dropping to the bottom line.  Strong balance sheet with resources to expand programs and campuses to accelerate growth  Continuing efforts to streamline and standardize operations including moving to a more efficient hybrid learning model, and standardizing curriculum.  Hybrid model is more attractive to students  Skills Gap  Leader  Growth  Profitability  Increasing Efficiency  Balance sheet  Investment Opportunity

 Margin  16%  9%  7%  2023  2024  2027  Incremental margin of ~35% expected over the next 4 years  $37.5M  $26.5M  $88M  2023  2024  2027  Adjusted EBITDA  $415M  $377M  $540M  2023  2024  2027  Revenue  Revenue is expected to grow by ~45% over the next 4 years, partially driven by the new campus openings and expansion of in-demand programs  EBITDA growth is expected to increase as our new locations and new programs ramp up to full operations by year 3  Financial Highlights – Total Company

  Lincoln Tech’s Vision   TO BE THE LEADING CAREER TECHNICAL SCHOOL IN THE NATION BY OFFERING HIGH ROI PROGRAMS

  How To Achieve Our Vision   Focus on high ROI programs  Exceed outcome goals of 70% graduation and 85% placement rates  Simplify and streamline the operation to create a more scalable and efficient operation  Offer affordable, accelerated programs  Be partnered with companies  The Lincoln Tech brand needs to mean quality career education that results in employment

  Lincoln Tech   Largest Provider of Automotive and Skilled Trade Graduates in the East  EAST  WEST

Highly Fragmented Market

LINCOLN TECH HAS ONLY 2% OF THE ADDRESSABLE MARKET

Automotive

# Institutions w/Grads	782
2022 Grads	38,139
BLS Annual Demand	82,800
Lincoln Tech's share of Industry Demand	1.8%

Institution	2022 Grads
Number 1	5,058
Lincoln Tech	1,524
Number 3	611
Number 4	544
Number 5	467

Diesel

# Institutions w/Grads	331
2022 Grads	10,762
BLS Annual Demand	24,300
Lincoln Tech's share of Industry Demand	2.5%

Institution	2022 Grads
Number 1	1,376
Lincoln Tech	596
Number 3	343
Number 4	291
Number 5	239

Heavy Equipment

# Institutions w/Grads	57
2022 Grads	958
BLS Annual Demand	15,100
Lincoln Tech's share of Industry Demand	1.3%

Institution	2022 Grads
Lincoln Tech	194
Number 2	105
Number 3	56
Number 4	49
Number 5	40

Welding

# Institutions w/Grads	867
2022 Grads	46,305
BLS Annual Demand	42,600
Lincoln Tech's share of Industry Demand	3.1%

Institution	2022 Grads
Number 1	2,844
Lincoln Tech	1,307
Number 3	833
Number 4	475
Number 5	467

HVAC

# Institutions w/Grads	706
2022 Grads	30,153
BLS Annual Demand	37,700
Lincoln Tech's share of Industry Demand	2.7%

Institution	2022 Grads
Number 1	1,062
Lincoln Tech	1,006
Number 3	983
Number 4	577
Number 5	412

Electrician

# Institutions w/Grads	826
2022 Grads	37,962
BLS Annual Demand	73,500
Lincoln Tech's share of Industry Demand	2.1%

Institution	2022 Grads
Lincoln Tech	1,521
Number 2	843
Number 3	792
Number 4	690
Number 5	656

LINCOLN TECH

Renaissance Of The Skilled Trades

GROWTH EVEN WITH LOW UNEMPLOYMENT


LINCOLN TECH®

THEN

- The education system became designed to send everyone to college
- Society believed that going to college would lead to a better life
- Blue collar jobs became stigmatized

The data clearly shows that going to college is <u>not</u> for everyone.

- Only ~60% graduate in 6 years
- Students cannot repay their debt
- Graduates are in jobs that don't require a degree

NOW

- Today the general public is looking for less expensive, faster ways to start a meaningful career that will provide economic security and personal satisfaction.
- Career training meets this need
- The stigma has lessened - Essential Workers

LINCOLN TECH

  Lincoln Tech   Lincoln Tech  SCHOOL OF AUTOMOTIVE & DIESEL  SCHOOL OF SKILLED TRADES  SCHOOL OF NURSING & HEALTHCARE

  Programs By Campus*   Auto  Skilled Trades  Healthcare  Other  Allentown, PA  EEST  LPN, MA  CNST  Columbia , MD  Auto  EEST, HVAC & Welding  MA  Culinary  Denver, CO  Auto, Diesel, Collision  EEST, HVAC & Welding  Possible  East Point, GA  Auto  EEST, HVAC & Welding  East Windsor, CT  Auto, Diesel, Collision  EEST, HVAC & Welding  MA  CNC  Grand Prairie, TX  Auto, Diesel, Collision  EEST, HVAC & Welding  Possible  CNC  Houston, TX '26  Auto, Diesel  EEST, HVAC & Welding  Possible  Indianapolis, IN  Auto, Diesel, Collision  EEST, HVAC & Welding  MA  CNC  Iselin, NJ  LPN, MA, DA  CNST  Lincoln Mall, RI  EEST, HVAC & Welding  LPN, MA, DA  Massage  Mahwah, NJ  Auto  EEST, HVAC & Welding  CNC  Marietta, GA  EEST & HVAC  MA  Melrose Park, IL  Auto  EEST, HVAC & Welding  MA  Collision  Moorestown, NJ  EEST & HVAC  LPN, MA  CNST  Nashville, TN  Auto, Diesel, HE & Collision  EEST, HVAC & Welding  Possible  New Britain, CT  EEST & HVAC  LPN, MA  Paramus, NJ  LPN, MA  CNST  Philadelphia, PA  Auto  EEST, HVAC & Welding  Possible  Queens, NY  Auto  EEST  S. Plainfield, NJ  Diesel, HE  Welding  Shelton, CT  EEST, HVAC  LPN, MA  Culinary  Summerlin, NV  Cosmo  Union, NJ  Auto  EEST, HVAC  *Programs in black will commence in the next 24 months

  Experienced Management Team   Chad Nyce  EVP, Chief Innovation Officer (4)  Alexandra Luster EVP, General Counsel &  Secretary (29)  Peter Tahinos SVP of Marketing (9)  Val Thomas  SVP & Chief Information Officer (14)  Stephen Ace  SVP of Human Resources (16)  Susan English  SVP of Career Services & Industry Partners (40)  Francis Giglio  SVP of Compliance and Regulatory (20)  James Rasmussen SVP Admissions (17)  Scott Shaw  President and CEO (23)  Brian Meyers  EVP, CFO & Treasurer (21)

  Board Of Directors   J. Barry Morrow  Non-Executive Chairman, Lincoln Educational Services; Founder & Chief Executive Officer, BK Capital Group  James J. Burke, Jr. Founder & Managing Partner, JJB Capital Partners LLC  Kevin M. Carney  Former Executive Vice President & Chief Financial Officer, Web.com Group Inc.  Carlton Rose  Former President, Global Fleet Maintenance & Engineering, UPS; 1981 Lincoln Tech Graduate  Scott M. Shaw President & Chief Executive Officer, Lincoln Educational  Services  John A. Bartholdson Co-Founder & Partner, Juniper Investment Co.  LLC  Felecia Pryor  Chief Human Resources  Officer, John Deere  Sylvia J. Young  Former President & Chief Executive Officer HCA Continental Division  Dr. Michael A. Plater Former University President, Strayer University

 ACADEMICS  Presented by:  Chad Nyce  EVP & Chief Innovation Officer

  Discussion Topics   Uniquely Qualified Faculty  Cutting-Edge Training Tools  Efficient Instructional Model  Program Portfolio Strategy

  Uniquely Qualified Faculty   Program  Certification  Faculty with Certification  Transportation  ASE Master Automotive & Light Truck  Certification  85  ASE Master Medium-Heavy Truck Certification  22  ASE Master Collision Repair & Refinish Certification  15  ASE World Class Technician  11  Skilled Trades  EEST Craft Instructor  103  EEST Master Craft Instructor  1  Certified Master HVACR Educator (CMHE)  11  ASE World Class Technician Facts:  Less than 50 earn this annually  Must attain 22 specific ASE certifications to receive World Class Recognition  Transportation  Skilled Trades Healthcare  % FT Faculty  92%  84%  25%

  Cutting Edge Training Tools   Miller MobileArc  Augmented Reality Welding System  VIDEO

  Cutting Edge Training Tools   Sim Spray Virtual Reality Paint Spraying Trainer  VIDEO

  Cutting Edge Training Tools   Electude - Auto and Diesel Curriculum  A Reimagined Way of Learning

  Cutting Edge Training Tools   Electude - Auto and Diesel Curriculum  VIDEO

  Legacy Instructional Model   Legacy Instructional Model Limitations:  Students required to go to school 5 days per week  Faculty required to work 5 days per week  A minimum of 2.5 instructors are required to tech 3 cohorts  Facility inefficiencies (large number of dedicated classrooms plus a large cafeteria/student break room  Students in the evening cohort take two times longer to complete their program (lower retention for longer programs)  Example: 1,200Hr. Program

  Efficient Instructional Model   Efficient Instructional Model Benefits:  Students are required to go to school only 4 days per week (more time to work a PT job)  Faculty are required to work only 4 days per week (less burn out)  Fewer instructors are required to teach 3 cohorts  More efficient facility utilization (less classrooms and smaller student break areas)  Students in the evening cohort can complete their program in 1 year (higher retention rates and faster revenue recognition)  Example: 1,200Hr. Program

  Efficient Instructional Model Rollout   100%  75%  64%  48%  % of Overall Students in 10.0  % of Students in 10.0 Offered  Programs  2023 2024

  Program Portfolio Strategy   Current Programs  Programs Removed  Programs Added  Transportation  23  -2  4  Skilled Trades  32  -3  22  Healthcare  26  -2  0

 Admissions  Presented by:  Jay Rasmussen  SVP of Admissions, Group VP

  Why Students Choose Lincoln Tech   Nationally recognized and respected  Practical hands-on training for high demand career fields  Shorter length of curriculum means students enter the workforce sooner  Skills acquired at Lincoln apply directly to their chosen career field  High return on investment

  We Train for Careers That Are In Demand   Based on market demand, we are replicating programs throughout our current footprint and at new locations. These programs have proven to have greater interest and increased employability, providing a higher return on investment for our students.  *National figures cited above are based on projected annual job openings, which refers to the average annual job openings due to growth and net replacement. This data was compiled from the U.S. Dept. of Labor, Bureau of Labor Statistics, onetonline.org, for the years 2022-2032, captured on November 19, 2023.

  Populations We Currently Serve   Commuter Based Locations  These locations have populations that primarily commute to attend Lincoln Tech  Destination Locations  These locations have populations with typically younger students that have relocated to attend Lincoln Tech. These include Denver, Grand Prairie, Indy, East Windsor and Nashville.

  Our Student Trends   High School  Prospects that are currently in their last year of High School and those who have graduated within the current year  22% of our students are directly out of High School  Adult  Prospects that have graduated High School and are beyond their year of graduation account for 78% of our population  Veteran  5% of our students are veterans looking to  reenter the workforce  Employed  About 70% of our students are employed in full-time or part-time positions while attending  Dependents  About 27% of our new students have dependents

  Demographics   Age  50% of our students are 21 years of age  or younger  Gender  Male and female trends are remaining steady  Ethnicity  Hispanic populations have surpassed all other ethnic groups

Student Life Cycle

Inquiry

Inquiries enter the system from any one of our marketing sources.

They are then assigned to our Admissions Support Center.

ASC

ASC makes the first attempt at contact through a phone call and text messaging.

If no contact, ASC then assigns it to a campus. If we make contact, the agent attempts to warm transfer or books an appointment with the prospect.

Campus Staff

The Rep Interviews all prospects to determine eligibility.

The Rep remains the prospect's guide throughout the entire admissions process.

Financial Aid

Each student is guided through the Financial Aid process. For students, this is often the most intimidating part.

The Rep follows up to ensure the prospect understands and has the ability to keep their funding commitment.

Caretaking

Caretaking can be as short as 3 days or as long as a year. To remain on track to start, each student is handled differently based on their timeline.

High School students, for example, can take up to 12 months from application to starting school.

Orientation and the Start

This is a fantastic day for the student and family as they start out on a new journey.

Admissions hands off the student to Education to care for them throughout the program.

Through the above process of guidance and care, we develop lifelong relationships and a superior bond with our students. Our compassion for their successes is what separates us from all others

LINCOLN TECH

  Admissions – Corporate Structure

  Admissions – Teams   7 High School Regional Directors  90 High School Representatives  CAMPUS ADMISSIONS EMPLOYEES:  22 Local Directors  174 Admissions Representatives

  New Student Starts Trending   Start Trend  We are averaging 5% over the last 5 years  2023 showed strong growth with a notable uptick in Q4  Market Conditions  Looks to be moving in our direction  Positive Media Exposure  Traditional College is being reevaluated for the value proposition  Inquiry Trends  Have exceeded expectations and continued at this pace into 2024.  We first saw a spike in interest in August of 2022  12%  8%  -2%  11%  2019  2020  2021  2022  2023  Starts  2020  2021  2022  2023  2024  0  5  10  15  20  25  30  35  Jan  Feb  Oct  Nov  Dec  Thousands  Leads  Mar Apr  2020  May  2021  Jun Jul Aug  2022 2023  Sep  2024

 CAREER SERVICES & INDUSTRY PARTNERSHIPS  Presented by:  Susan English  SVP of Career Services & Industry Partnerships

  Career Services & Industry Partnerships   BOTH DIVISIONS PROVIDE ESSENTIAL RESOURCES FOR OUR STUDENTS  AND OUR INDUSTRY PARTNERS  Across the country, in the next  ten years, there are projected to be more than 7.4 million* job openings in the Auto-Skilled Trades & Healthcare fields alone  Ongoing Supply of Candidates  11,000+ Graduates in  2023  Personalized Workforce Services  Skilled Talent  *National figures cited above are based on projected annual job openings, which refers to the average annual job openings due to growth and net replacement. This data was compiled from the U.S. Dept. of Labor, Bureau of Labor Statistics, onetonline.org, for the years 2022-2032, captured on November 19, 2023.

 Career Services: Our Report Card  Placement Growth*  2023 Program Performance  78  76  74  72  70  80  84  82  2013  2018  2023  97  89  88  87  85  84  82  82  82  80  79  79  Over the last 5 Years  AN AVERAGE OF 85 DEDICATED CAREER SERVICES EMPLOYEES  37,000+ Graduates have found employment in their field  19,000+ Employers have hired our graduates  82.3%  74.5%  81.4%  *Placement percentages based on graduate cohort dates of July 1 – June 30 and placed by December 31.

  Student Resources   Technology Products  CAREER PREPARATION TOOLS  Resume Builder  Interview Simulator  Mock Job Application  Job Board  Students receive daily job  postings to their mobile devices  Dedicated Employer Days  Immediate Decision Days  Career Fairs  Mentoring  Employer Engagement on Campus  Professional Skills Training Courses  Blended Learning

  Employer Demand   Employer Pain Points  Lack of Skilled Talent  High Turnover  Poor Workplace Communicat ion Skills  How Employers are Partnering with Lincoln & Our Students  Funding tuition balances for select students  Providing scholarships  Improving salary and benefit packages to  be more competitive  Tool and equipment donations  Formalizing an Early Hire Program to launch later this year

  Industry Partnership Division   Employer – Funded Programs  Custom build programs and services specific to the needs and products of a company  Program candidates are LTI graduates/company employees  Employer-Funded  Student OEM Programs  OEM Virtual and/or instructor led Training  Students will take while attending Lincoln Tech  Mostly programs are at no additional cost to our students  MORE THAN 1,100 STUDENTS PARTICIPATED IN A PARTNERSHIP PROGRAM IN 2023

  Student Programs   Employee retention is higher  Onboarding timeframes are shorter  Technicians generate revenue faster  Students gain  advanced  s  entering the  kills before  workforce  Value Proposition  Independent Online Programs:  Audi AEP Certificate Program  Genesis  Hyundai  Stellantis - Mopar CAP 1  Toyota TECS  Mazda  Toyota TECS Elite Program  Student Paid Training  BMW Fast Track  Stellantis -Mopar CAP 2  Volkswagen

 Custom Program Development  Program Staffing and Management  Training Space  Recruitment Services  Retention  Services  OUR TEAM PROVIDES INDUSTRY SOLUTIONS, CUSTOM BUILT TO OUR PARTNER’S WORKFORCE NEEDS

 Revenue Generated Through Partnerships  Johnson Controls  Republic Services  Hussmann  Peterbilt  ~$5,000,000  ~$8,000,000  ~$10,000,000  $0  $2,000,000  $4,000,000  $6,000,000  $8,000,000  $10,000,000  $12,000,000  Revenue Projections  2023 2024 2025  Assumptions:  Projected growth achieves budgeted targets  All legacy renewals due by 2025 continue  As Projected Through 2025

 Lincoln Tech: Collaborating With Our Partners  VIDEO

 Marketing  Presented by:  Peter Tahinos  SVP Marketing

 Marketing Strategy  Keys to Continued Growth  Create greater efficiencies in lead generation  Increase conversion rates  Reduce cost per start  Gradually eliminate the need for PPL/Affiliates  Strategically increase Paid Social Media  Position Lincoln as authority in industries we serve  Top of funnel web content (blogs, podcasts, articles)  Focus on instructors’ industry experience  Successfully launch new campuses  Expand existing core programs

 YEAR  MARKETING SPEND INCREASE OVER PY  2018  7.4%  2019  3.1%  2020  5.0%  2021  6.1%  2022  5.1%  2023  8.3%  2024*  9.3%   Marketing Budget   *Based on Projected Budget  Growing paid search and paid social and shrinking third party affiliates Also driving more organic searches better SEO and blog content

  Cost Per Start*   *Based on starts generated by media spend; Excludes starts generated by field HS Teams

 2015  2016  2017  2018  2019  2020  2021  2022  2023  96,348  62%  103,587  69%  117,871  68%  127,299  69%  150,579  70%  161,199  80%  188,554  87%  208,439  90%  238,141  94%  49,959  32%  41,371  27%  50,555  29%  53,056  29%  59,773  28%  38,986  19%  26,875  12%  20,696  9%  13,103  5%  TOTAL LEADS  WEB VS. AFFILIATES  154,157  173,971  184,311  214,299  201,306  217,368  253,342  230,834  151,157  Lead Growth

 Creative Strategy  What We Want to Communicate  Motivate students to follow their passion  Proven alternative to 4-year colleges  Lower investment / quicker route to employment  Create awareness for program offerings  Acquire in demand skills that can’t be exported or  replaced by AI  Leverage our partnerships  Engagement with employers  Profile successful graduates

  Lincoln Tech: Vital to Employers   VIDEO

 Lincoln Tech: Committed To Our Students  VIDEO

 Traditional College: Not For Everyone  VIDEO

 STRATEGIC LONG TERM GROWTH PLAN  Presented by:  Brian Meyers  EVP, CFO & Treasurer

Real Estate Strategy  - Monetized our real estate at a time of high value / low rates, significantly improving our liquidity  Campuses  Transaction  Net Proceeds  Q3 2021  Grand Prairie,TX  Denver, CO  Sale-Leaseback  $45M  Q2 2022  Suffield, CT  Sold vacant property  $2M  Q2 2023  Nashville, TN  Sale (in process of relocating)  $33M  Q4 2023  Philadelphia, PA (Levittown)  Purchased new site & subsequently executed a sale-leaseback  ($10M) / $10M  Strategic Financing Developments  Balance Sheet Strength  Real Estate proceeds plus over $75 million of Operating Cash Flow since 2020 allowed Lincoln to enter 2024 with a cash balance of $80M and no debt  New $40 million credit facility (Q1 2024) further adds to our liquidity  Well-positioned to implement our growth initiatives

 Building On Our Strong Financial Track Record  Final 2023 Guidance  2023 Actuals  2024 Guidance  Revenue  $370M to $375M  $376.6  $410M to $420M  Adjusted EBITDA1  $24M to $26M  $26.5  $35M to $40M  Adjusted Net Income1  $12M to $14M  $14.8  $10M to $15M  Starts  +8% to +11%  +11.4%  +7% to +12%  Capital Expenditures2  $30M to $33M  $31.2  $65M to $70M  Excludes the impact of the new Atlanta, GA campus, as well as costs associated with the Company’s Transitional segment, one-time expenses not  considered part of the Company’s normal business operations, and gain realized on the sale of the Nashville, TN property.  2023 excludes $10M related to the new Levittown, PA campus.

Strategic Growth Plan



Started from a position of strength
Growth by expanding our strongest programs
Growth from expansion to new markets



Revenue
(in millions)
$375
Excludes Atlanta, Philadelphia, and Nashville campuses
$50
$25
$90
$540
2024 Base Revenue*
Base Growth
New Programs
New Locations**
2027 Revenue



Adjusted EBITDA
(in millions)
$37.5
$15
Margin: 30%
$10
Margin: 40%
$20
Margin: 22%
$5
$88
Margin: 16%
2024 Adjusted EBITDA*
Base Growth
New Programs
New Locations**
Efficiencies
2027 Adjusted EBITDA

* 2024 represents the midpoint of guidance
** New Locations: Atlanta, Houston, Philadelphia (Levittown), and Nashville

$375M  $37.5M  $52.5M  10%  12%  $425M  2024  2027  Revenue  Adjusted EBITDA  Margin  Base Growth Assumptions  Tuition Increase 1% annually  Start Growth 5% per year  Incremental margin 28-32% *  Graduation Rate flat to current  Excluding $5M efficiencies from Lincoln Hybrid Learning Model (Lincoln 10.0)  Base excludes new programs and new locations: Atlanta, Houston, Philadelphia, and Nashville (including current operations in Philadelphia and Nashville)

 INVESTMENT  Investing ~ $10M in capital expenditures between 2023 ($2M) and 2024 ($8M)  PROGRAMS  Expanding our strongest demand programs in Skilled Trade  SUCCESS  New programs are expected to reach full operations by Year 3  Allocating Capital To Highest Demand Programs  Launching 7 new skilled trade programs from Q2 2024 through Q1 2025  $1M  $25M  ($2.5M)  $10M  -179%  40%  2024  2027  Revenue  EBITDA  Margin

 INVESTMENT  Investing ~$80M in capital expenditures between 2023  ($15M), 2024 (~$50M), 2025 (~$15M)  NEW CAMPUSES  Lincoln will be opening 2 new campuses in Atlanta (March 2024) and Houston (Q1 2026)  NEW LOCATIONS  Lincoln plans on relocating 2 of its existing campuses in Nashville and Philadelphia  Growth By Expansion To New Markets  Q1 2024  Q2 2025  Q3 2025  Q1 2026  Atlanta  Levittown  Nashville  Houston  Includes locations for which Lincoln Tech has acquired space or signed a lease and does not reflect additional opportunities the company may pursue in the future  $40M  $90M  ($10M)  $20M  22%  -25%  2024  2027  Revenue  EBITDA  Margin

 Lincoln Hybrid Learning Model  Expands capacity at existing  campuses  Efficiencies from Lincoln’s hybrid program (Lincoln 10.0) are expected to generate ~$5M in savings (~5% of current instructional payroll expense)  Creating standard scheduling methodology across all campuses to drive further efficiencies  Standard curriculum design and three schedule options improve student experience and outcomes

 New Campus Pro-Forma Hybrid Learning Model  State-of-the-art facilities ~60k –  80k square feet  Facilities  The Campus will offer a mix of Automotive and Skilled Trade Programs in the Hybrid Learning Model.  Blended  Programs  CapEx: ~$20M  ~$5.5M of EBITDA loss in years 0/1  Classes start ~2 years from lease signing  Accretive to earnings within 2 years of  class start  Avg Pop of ~600 students by Year 5  Financials  $8.00  $15.00  $17.75  $19.00  $0.00  $10.00  $20.00  $0.00 $0.00  Year 1 Year 2  Year 1 Year 2 Year 3 Year 4  Revenue ($M)  EBITDA includes corporate allocations  Pre-Opening  Campus Open  EBITDA ($M)  $10.00  $5.00 $4.50 $5.00  $3.50  $0.00  ($2.00) ($1.50)  ($5.00) ($3.50)  Y0 ear 1 Year 2 Year 1 Year 2 Year 3 Year 4  Pre-Opening Campus Open

  Summary   Improved financial performance and real estate strategy provides ample growth capital  Strong demand from students and employers continues to drive base business growth  Making substantial investment in high return growth initiatives  $30 million of capex last year (including Atlanta & new programs)  $10 million for 7 new programs  $65 million by 2025 for new locations in Houston, Philadelphia and Nashville  Hybrid learning model provides efficiencies and more scalable platform  Opportunity to continue to invest in highly profitable growth beyond announced plans  Expect to enter 2025 with ~$70M in cash and availability, after ~$70M in 2024 capex

  Lincoln Tech – Growing for our Future   The nation’s middle skills gap is real and will only be getting worse in the short term which  means opportunity for us  Lincoln has years of experience in offering hands-on training in multiple career fields, and we are clearly a leader in a highly fragmented market  We provide quality education with a highly accomplished faculty using technology that  engages and excites students  We are focused on compliance and exemplary student outcomes delivering high ROI programs  Understanding our students’ needs differentiates us from traditional  Lincoln's scale appeals to local, regional and national employers  We have a strong balance sheet and operational leverage that will fund our growth  We will continue to leverage the Renaissance in the skilled trades to grow our existing campuses while we strategically replicate our most successful programs and open new campuses to expand our reach

 Appendix

 Use of Non-GAAP Financial Information  This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company's performance on a consistent basis across time periods. Management defines As Reported as actual operating results derived from previously filed annual and quarterly financial information submitted to the Securities and Exchange Commission. Management defines EBITDA as loss before interest expense, interest income, income taxes, depreciation and amortization. Management defines Pro forma as actual operating results derived from previously filed annual and quarterly financial information submitted to the Securities and Exchange Commission excluding unusual and non-recurring transactions such as closed school operations, gain on sale of assets and interest normalization. Management defines interest normalization as adjusting interest expense on debt from prior years using the Company’s current credit agreement terms. To obtain a complete understanding of the company's performance, these measures should be examined in connection with revenue, operating loss and net loss, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to revenue, operating loss and net loss as a measure of the company's operating performance. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non- GAAP financial measures differently than the Company does, limiting their usefulness as a comparative measure across companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides.

  Adjusted EBITDA And Net Income Reconciliation   2024 Guidance (Midpoint)  2023 Adjusted  EBITDA  Net Income  EBITDA  Net Income  Net income  $ 5,200  $ 5,200  $ 25,997  $ 25,997  Interest income, net  700  (2,281)  235  Provision for income taxes  2,000  9,642  -  Depreciation and amortization  13,200  6,770  192  EBITDA  21,100  40,128  Stock compensation expense  4,200  -  5,894  3,514  Impairment of goodwill and long-lived assets  -  -  4,220  4,220  Severance and other one-time costs  -  -  1,831  1,831  New campus start-up costs  9,700  9,700  2,451  2,451  Program Expansions  2,500  2,500  -  -  Transitional segment  -  -  1,900  1,900  Gain on sale of Nashville, Tennessee  -  -  (30,939)  (30,939)  FMV of Nashville, Tennessee rent  -  -  1,015  1,015  Tax effect  -  (4,900)  -  4,364  Adjusted EBITDA  $ 37,500  $ 12,500  $ 26,500  $ 14,780